UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 26, 2010

NIVS IntelliMedia Technology Group, Inc.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2010, Ruxiang Niu resigned as a director of NIVS IntelliMedia Technology Group, Inc.,  Inc. (the “Company”), including Ruxiang Niu’s positions on the Company’s Audit Committee, Compensation Committee and Nominating Committee, effective immediately.  Ruxiang Niu’s resignation was for personal reasons and was not due to any disagreement with the Company.

On April 26, 2010, the Company’s board of directors (the “Board”) appointed Arthur B. Laffer to serve as an independent director of the Company. The Board determined that Dr. Laffer is independent in accordance with the applicable rules of the NYSE Amex LLC.  The Board also appointed Dr. Laffer as a member of the Company’s Audit Committee, Compensation Committee and Nominating Committee.

           In connection with Dr. Laffer’s appointment as a member of the Board, the Company granted to Dr. Laffer 10-year options to purchase 200,000 shares of Common Stock pursuant to the Company’s 2009 Omnibus Incentive Plan (the “Options”). The Options shall have a per share exercise price equal to $3.30.  One-fifth  of the Options are immediately exercisable and one-fifth shall vest on each annual anniversary date of the grant over the next four years.  Additionally, the Options shall become immediately exercisable and fully vested in the event of a change of control, as defined in the 2009 Omnibus Incentive Plan.

Item 7.01               Regulation FD Disclosure.

On April 27, 2010, the Company issued a press release announcing the appointment of Arthur B. Laffer as an independent director of the Company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release dated April 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: April 27, 2010	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 27, 2010.